UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 16, 2004

UnitedGlobalCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4643 South Ulster Street, Suite 1300, Denver, CO 80237

(Address of Principal Executive Offices)

(303) 770-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On September 16, 2004, UnitedGlobalCom, Inc. (the “Company”) distributed a Notice to all the participants in its 401(k) Savings and Stock Ownership Plan informing them that for a period of time, called a “Blackout Period”, they will be unable to exercise their rights otherwise available under such Plan. The Blackout Period is necessary to allow the transitioning of the investment, trustee and recordkeeping services to a new third party administrator and trustee. A copy of the Notice announcing the Blackout Period is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Important Notice Concerning Your Rights Under the UnitedGlobalCom, Inc. 401(k) Savings and Stock Ownership Plan dated September 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.

By:	/s/ ELLEN P. SPANGLER
Ellen P. Spangler
Senior Vice President of Business and Legal Affairs
and Secretary

Date: September 16, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Important Notice Concerning Your Rights Under the UnitedGlobalCom, Inc. 401(k) Savings and Stock Ownership Plan dated September 16, 2004